Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill Disclosure [Text Block]
10. Goodwill
At December 31, 2015 and 2014, we had goodwill of $1,289.4 million, respectively, relating to the 2013 NTI Acquisition. Declines in NTI's market capitalization could be an indication that goodwill may become impaired in the future.
We test goodwill for impairment annually or more frequently if indications of impairment exist. Our testing for impairment of goodwill is based on the estimated fair value of the related reporting units that is determined based on consideration given to discounted expected future cash flows using a weighted-average cost of capital rate. An assumed terminal value is used to project future cash flows beyond base years. Various market-based methods including market capitalization, EBITDA multiples and refining complexity barrels are considered. The estimates and assumptions used in determining fair value of each reporting unit require considerable judgment and are based on historical experience, financial forecasts and industry trends and conditions. The discounted cash flow model is sensitive to changes in future cash flow forecasts and the discount rate used. The market capitalization model is sensitive to changes in NTI's traded unit price. The EBITDA and complexity barrel models are sensitive to changes in recent historical results of operations within the refining industry. We compare and contrast the results of the various valuation models to determine if impairment exists.